UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 23, 2008

HSBC Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8198 (Commission File Number)	86-1052062 (I.R.S. Employer Identification No.)
26525 North Riverwoods Blvd., Mettawa, Illinois (Address of Principal Executive Offices)		60045 (Zip Code)

Registrant's telephone number, including area code (224) 544-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 17, 2008, HSBC Finance Corporation (the "Company") filed an automatic shelf registration statement with the Securities and Exchange Commission (the "Commission") on Form S-3 (Registration Statement No. 333-156219) (the "Registration Statement"). The Registration Statement provides for the Company's registration of an indeterminate aggregate principal amount of Debt Securities, Warrants to Purchase Debt Securities, Preferred Stock and Depositary Shares (the "Debt Securities") and incorporates therein a Prospectus dated December 17, 2008, which provides for the sale of the Company's Debt Securities.

On December 17, 2008, the Company also filed with the Commission a Prospectus Supplement under the Registration Statement pursuant to Rule 424(b)(2) of the Securities Act of 1933 (the “Act”) with respect to the issue and sale by the Company of its Medium Term Notes (the “Notes”) and, if applicable, warrants to purchase Notes. The Notes will constitute a part of a series of senior unsecured debt securities, unlimited as to aggregate principal amount, to be issued under the Amended and Restated Indenture dated as of December 15, 2004 between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), which incorporates therein the terms and conditions of the Amended and Restated Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of December 15, 2004 (the "Indenture"). The Notes will be issued and sold pursuant to the terms and conditions of the Distribution Agreement dated December 17, 2008 by and among the Company and HSBC Securities (USA) Inc., as Agent (the "Distribution Agreement"). The Distribution Agreement filed with this Current Report on Form 8-K under Item 9.01 is being filed as an exhibit to the Registration Statement.

On December 17, 2008, the Company also filed with the Commission a Prospectus Supplement under the Registration Statement pursuant to Rule 424(b)(2) of the Act with respect to the issue and sale by the Company if its InterNotes® (the "InterNotes®"). The InterNotes® will constitute a part of a series of senior unsecured debt securities, unlimited as to aggregate principal amount, to be issued under the Indenture. The InterNotes® will be issued and sold pursuant to the terms and conditions of the Selling Agent Agreement dated December 17, 2008 by and among the Company, Incapital LLC (as Purchasing Agent) and the Agents named therein (the "Selling Agent Agreement"). The Selling Agent Agreement filed with this Current Report on Form 8-K under Item 9.01 is being filed as an exhibit to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1

Distribution Agreement dated December 17, 2008 between HSBC Finance Corporation and HSBC Securities (USA) Inc., as Agent providing for the issuance of the HSBC Finance Corporation Medium Term Notes and, if applicable, warrants to purchase the Medium Term Notes.

1.2

Selling Agent Agreement dated December 17, 2008 by and among HSBC Finance Corporation, Incapital LLC (as Purchasing Agent) and the Agents named therein providing for the issuance of the HSBC Finance Corporation InterNotes®.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION

By:	/s/ Craig T. Thiele
Name:	Craig T. Thiele

Title:     Senior Vice President – Money & Capital Markets

Dated: December 23, 2008

Exhibit Index

Exhibit No.	Description

1.1

Distribution Agreement dated December 17, 2008 between HSBC Finance Corporation and HSBC Securities (USA) Inc., as Agent providing for the issuance of the HSBC Finance Corporation Medium Term Notes and, if applicable, warrants to purchase the Medium Term Notes.

1.2

Selling Agent Agreement dated December 17, 2008 by and among HSBC Finance Corporation, Incapital LLC (as Purchasing Agent) and the Agents named therein providing for the issuance of the HSBC Finance Corporation InterNotes®.

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